                                                                    EXHIBIT 3.73

                                State of Florida
                                     [LOGO]
                              Department of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of U-HAUL CO. OF FLORIDA, a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is 361143.

                                          Given under my hand and the
                                      Great Seal of the State of Florida
                                     at Tallahassee, the Capitol, this the
                                           Fifth day of August, 2003

                                       /s/ Blenda E. Hood
                                           ----------------
[GREAT SEAL OF THE STATE OF FLORIDA]      Blenda E. Hood
            CR2E022 (2-03)              Secretary of State

               CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Florida

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Florida/

2. The name of the corporation to which this consent is given and which is about to be organized under the laws of this State is:
         U-Haul Company of [ILLEGIBLE]. The West Coast of Florida

         IN WITNESS WHEREOF, this corporation has caused this consent to be executed this 27 day of January 1970.

                                     U-HAUL CO.
                                            Arthur W. Mier

                                     By: /s/ Arthur W. Mier
                                         ---------------------------------
                                                     President

ATTEST:

    E. L. Miller
   /s/ E. L. Miller
  --------------------------
           Secretary

STATE OF Florida        )           Arthur W. Mier 1/27/70
                        )ss.        E.L. Miller
COUNTY OF Broward       )

         Before me, a Notary Public, personally appeared

         known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal this 4 day of February 1970.

                                             /s/ John Edwards
                                             ---------------------------
                                                    Notary Public
                                                     [ILLEGIBLE]

                           ARTICLES OF INCORPORATION

                                       of

                    U-HAUL CO. OF THE WEST COAST OF FLORIDA

         THE UNDERSIGNED, being twenty-one years or older does hereby adopt the following Articles of Incorporation for the purpose of forming a corporation under the laws of the State of Florida.

                                   ARTICLE I

   The name of the corporation is U-HAUL CO. OF THE WEST COAST OF FLORIDA.

                                   ARTICLE II

         The period of duration of the corporation is perpetual.

                                  ARTICLE III

          The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

           In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Florida upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Florida.

                                   ARTICLE IV

           The aggregate number of shares which the corporation shall have authority to issue are two thousand five hundred (2,500) shares of common stock with a par value of Ten ($10.00) Dollars each, or a total capitalization of Twenty Five Thousand ($25,000.00) Dollars.

                                   ARTICLE V

           The corporation will not commence business until the consideration







  Page one of three pages
of at least One Thousand ($1,000.00) Dollars has been received for the issuance of shares.

                                   ARTICLE VI

         The address of its principal office shall be 6050 West Hillsboro Avenue, Tampa, Florida 33614.

                                  ARTICLE VII

         The initial Board of Directors shall consist of three (3) members, and the initial Board who shall act until the first annual meeting of stockholders and their successors have been elected and qualified are:

       Carl Koch            6050 West Hillsboro Avenue
                            Tampa, Florida 33614

       Desmond Shuert       6050 West Hillsboro Avenue
                            Tampa, Florida 33614

       Joe Reinka           6050 West Hillsboro Avenue
                            Tampa, Florida 33614

                                  ARTICLE VIII

         The name and address of each incorporator is as follows:

       David L. Helsten     2727 North Central Avenue
                            Phoenix, Arizona 85004

       John A. Lorentz      2727 North Central Avenue
                            Phoenix, Arizona 85004

       Arthur G. Seifert    2727 North Central Avenue
                            Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we have hereunto set our hand and seal this 12th day of February, 1970.

                                 /s/ David L. Helsten
                                 -----------------------------
                                 David L. Helsten

                                 /s/ John A. Lorentz
                                 -----------------------------
                                 John A. Lorentz

                                 /s/ Arthur G. Seifert
                                 ----------------------------
                                 Arthur G. Seifert








  Page two of three pages

 STATE OF ARIZONA      )
                       ) ss:
 COUNTY OF MARICOPA    )

         On this 12th Day of February, 1970, before me, a Notary Public for the State of Arizona, personally appeared David L. Helsten, John A. Lorent and Arthur G. Seifert, known to me to be the persons named in and who executed the foregoing instrument, and who acknowledged that they had executed the same and that the matters therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my Notarial Seal this 12th day of February, 1970.

                                  /s/ Helen H. Delamater
                                  ----------------------------------------------
                                  Helen H. Delamater
                                  Notary Public for the State of Arizona
                                  Residing at Tampa, Arizona
                                  My Commission expires   August 13, 1972

      (NOTARIAL SEAL)

                         CONSENT TO USE OF SIMILAR NAME

To the Secretary of State
State of Florida

         The undersigned corporation hereby consents to the use of a similar name:

1. The name of the concenting corporation is [ILLEGIBLE], a corporation organized and existing under the laws of the State of Arizona. [ILLEGIBLE]

2. The name of the corporation to which this consent is given and [ILLEGIBLE] to be organized under the laws of this state [ILLEGIBLE] of THE WEST COAST OF FLORIDA.

         In Witness whereof, this corporation has [ILLEGIBLE] this consent to be executed this 12 day of August, 1970.

                                           [ILLEGIBLE], an Arizona corporation

                                           By: [ILLEGIBLE]
                                               ---------------------------
                                               [ILLEGIBLE], President

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

                       [ILLEGIBLE]

                       [ILLEGIBLE]


                                                 Helen H. Delamater
                                            ----------------------------
                                                   Notary Public

                                 My commission expires Aug [ILLEGIBLE]

                            CERTIFICATE OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                     U-HAUL CO. OF THE WEST COAST OF FLORIDA

STATE OF FLORIDA         )
                         ) ss.
COUNTY OF HILLSBOROUGH   )

     Bill Robinson and Joe Reinke, being first duly sworn, upon their oath depose and say:

1. That they are the President and the Secretary respectively of U-HAUL CO. OF THE WEST COAST OF FLORIDA, a Florida corporation.

2. That at a meeting of the board of directors of said corporation, duly held at Tampa, Florida on August 12, 1970, the following resolution was adopted:

     "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

     The name of this corporation is AMERCO MARKETING CO. OF THE WEST COAST OF FLORIDA."

3. That the shareholders have adopted said amendment by resolution at a meeting held at Tampa, Florida on August 12, 1970. That the wording of the amended article, as set forth in the shareholders' resolution in the same as that set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                           /s/ Bill Robinson
                                          -----------------------------------
                                          Bill Robinson, President

                                           /s/ Joe Reinke
                                          -----------------------------------
(CORPORATE SEAL)                          Joe Reinke, Secretary

Page 1 of 2 Pages

STATE OF FLORIDA           )
                           ) ss.
COUNTY OF HILLSBOROUGH     )

     On this 14th day of August, 1970, before me, a Notary Public personally appeared Bill Robinson and Joe Reinke, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                                        /s/ Etta Jean Smith
                                                     ---------------------------
                                                            Notary Public

                           Residing at  Tampa, Florida
                                        ----------------------------------------
                 My Commission expires  Notary Public, State of Florida at Tampa
                                        ----------------------------------------
                                        My Commission Expires Apr. 11, 1973

(NOTARIAL SEAL)

Page 2 of 2 Pages

                         CONSENT TO USE OF SIMILAR NAME

     The undersigned corporation hereby consents to the use of a similar name:

     1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of Florida.

     2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

          THE AMERCO MARKETING CO. OF THE WEST COAST FLORIDA.

     3. The name the corporation shall adopt by amending its Articles of Incorporation is:

          U-HAUL CO. OF THE WEST COAST OF FLORIDA

     In Witness Whereof, this corporation has caused this consent to be executed this 26 day of February, 1973.

                                  U-HAUL CO., a(an) Florida corporation

                                  BY: /s/ Arthur G. Seifert
                                      ---------------------------------------
                                           Assistant Secretary
                                           Arthur G. Seifert

STATE OF ARIZONA     )
                     ) ss.
COUNTY OF MARICOPA   )

     Before me, a Notary Public, personally appeared Arthur G. Seifert, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

     In Witness Whereof, I have hereunto set my hand and official seal this 26 day of February, 1973.

        (SEAL)                    /s/ Helen H. Delamater
                                ---------------------------------------------
                                  Notary Public           State of Arizona

                          My commission expires 8-13-76

                            CERTIFICATE OF AMENDMENT

                                       OF

                           ARTICLES OF INCORPORATION

                                       of

                AMERCO MARKETING CO. OF THE WEST COAST OF FLORIDA

 STATE OF FLORIDA            )
                             ) ss.
 COUNTY OF HILLSBORO         )

     William L. Robinson and Ronald Campbell being first duly sworn upon their oath depose and say:

1. That they are the President and the Secretary respectively of AMERCO MARKETING CO. OF THE WEST COAST OF FLORIDA, a Florida corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Tampa, Florida on February 21, 1973, the following resolution was adopted:

          "RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

          The name of this corporation is U-HAUL CO. OF THE WEST COAST OF FLORIDA."

3. That the shareholders have adopted said amendment by resolution at a meeting held at Pompano Beach, Florida on February 21, 1973. That the wording of the amended article, as set forth in the shareholders' resolution is the same as that set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500, and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                  /s/ William L. Robinson
                                  --------------------------------------
                                  William L. Robinson, President

                                  /s/ Ronald Campbell
                                  ---------------------------------------
                                  Ronald Campbell, Secretary

Page One of Two Pages

STATE OF FLORIDA        )
                        ) ss.
COUNTY OF Hillsboro     )

     On this 28 day of February, 1973, before me, a Notary Public personally appeared William L. Robinson and Ronald Campbell, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                /s/ Stephanie Karsten
                                --------------------------------
                                NOTARY PUBLIC

                  Residing at /s/ 5481 Jetport Industrial Blvd   Tampa Florida
                              -------------------------------------------------
                My commission expires July 12, 1975
                                      -------------
(NOTARIAL SEAL)

















Page Two of Two Pages

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 9th day of May, 1989, entered into by U-HAUL CO. of the West Coast of Florida, a Florida corporation, the surviving corporation and Kar-Go Service Center of Tampa, Inc. a Florida corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Florida which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 8751 West Broward Blvd., Plantation, Florida 33324.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

               (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

               (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                        NUMBER OF
      COMPANY             NUMBER OF     SHARES OF   NUMBER    NUMBER
       NAME                SHARES       ENTITLED     VOTED     VOTED
                         OUTSTANDING     TO VOTE     FOR      AGAINST
---------------------------------------------------------------------
U-HAUL CO. OF THE
WEST COAST OF FLORIDA         500           500        500      -0-

KAR-GO SERVICE
CENTER OF TAMPA, INC.       6,000         6,000      6,000      -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Florida, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Florida.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorents, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                    Surviving Corporation: U-HAUL. CO. OF THE
                                                           WEST COAST OF
                                                           FLORIDA, a Florida
                                                           Corporation

                                      By: /s/ David Vogt
                                          ----------------------------
                                           David Vogt, President

Verified

By:  /s/ Rolando Rodriguez
     -----------------------------
     Rolando Rodriguez, Secretary

                                Absorbed Corporation:  KAR-GO SERVICE CENTER
                                                        OF TAMPA, INC.
                                                        A Florida Corporation

                                 By: /s/ David J. Fette
                                     ------------------------------------
                                     David J. Fette, President

Verified

By: /s/ Linda Rowe
    ------------------------
    Linda Rowe, Secretary

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

     On this 9th day of May, 1989, before me, the undersigned Notary Public, personally appeared David Vogt, known to me to be the President of U-HAUL CO. of the West Coast Florida, a Florida Corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                  /s/ [ILLEGIBLE]
                                  --------------------------------
                                  NOTARY PUBLIC [ILLEGIBLE]

      (NOTARY SEAL)

STATE OF FLORIDA

COUNTY OF HILLSBOROUGH

     On this 9th day of May, 1989, before me, the undersigned Notary Public, personally appeared David J. Fette, known to me to be the President of Kar-Go Service Center of Tampa, Inc. a Florida Corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                  /s/ [ILLEGIBLE]
                                  --------------------------------
                                  NOTARY PUBLIC [ILLEGIBLE]

(NOTARY SEAL)

                            CERTIFICATE OF AMENDMENT

                                       OF                                (STAMP)

                            ARTICLES OF INCORPORATION

                                       OF

                    U-HAUL CO. OF THE WEST COAST OF FLORIDA

STATE OF ARIZONA

COUNTY OF MARICOPA

John A. Lorentz and Gary V. Klinefelter being first duly sworn, upon their oath depose and say:

1. That they are the President and Secretary respectively of U-HAUL CO. OF THE WEST COAST OF FLORIDA, a Florida corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on October 25, 1990, they following resolution was adopted.

"RESOLVED: That Article I of the Articles of Incorporation of this corporation be amended to read as follows:

The name of the corporation is U-HAUL CO. FLORIDA.

3. That the shareholders have adopted said amendment by resolution at a meeting held at Phoenix, Arizona on October 25, 1990. That the wording of the amended article, as set forth in the shareholder's resolution is the same as the set forth in the directors' resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500 and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                        /s/ JOHN A. LORENTZ
                                        ---------------------------------
                                        John A. Lorentz, President

                                        /s/ GARY V. KLINEFELTER
                                        ---------------------------------
                                        Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 25th day of October, 1990, before me, a Notary Public personally appeared John A. Lorentz and Gary V. Klinefelter, know by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ BLANCHE I. PASSOLT
                                        ----------------------------------
                                                  Notary Public

(NOTARIAL SEAL)
    (STAMP)

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 14th day of January, 1991, entered into by U-Haul Co. of Florida, the Surviving Corporation, and U-Haul Co. of Central Florida, U-Haul Co. of Eastern Florida, U-Haul Co. of Northern Florida and U-Haul Co. of Southern Florida, the Absorbed Corporations, all corporations of the State of Florida and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Florida, which laws permit such merger. The written adoption by the Shareholder and Directors was January 14, 1991.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location of that office is 2721
N. Central Avenue, Phoenix, Arizona 85004, c/o John A. Lorentz.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                      NUMBER OF      NUMBER OF            NUMBER   NUMBER
                       SHARES          SHARES             VOTED     VOTED
    COMPANY NAME     OUTSTANDING  ENTITLED TO VOTE         FOR     AGAINST
--------------------------------------------------------------------------
U-HAUL CO. OF
FLORIDA                  500            500                 500      -0-

U-HAUL CO. OF
CENTRAL FLORIDA          500            500                 500      -0-

U-HAUL CO. OF
EASTERN FLORIDA          500            500                 500      -0-

U-HAUL CO. OF
NORTHERN FLORIDA         500            500                 500      -0-

U-HAUL CO. OF
SOUTHERN FLORIDA         500            500                 500      -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Florida, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Florida.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C. T. Corporation System as its agent to accept service of process on any suit or other proceeding and to enforce against the Surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                      VIII

         The effective date of the merger shall be January 1, 1991.

         IN WITNESS WHEREOF the corporate parties hereto executes this PLAN/AGREEMENT/ARTICLES OF MERGER this 14th day of January, 1991.

         SURVIVING CORPORATION        U-HAUL CO. OF FLORIDA,
                                      a Florida Corporation

                                      By: /s/ John A. Lorentz
                                          ----------------------------
                                          John A. Lorentz, President

Verified

BY: /s/ Gary V. Klinefelter
    -------------------------------
    Gary V. Klinefelter, Secretary

         ABSORBED CORPORATIONS        U-HAUL CO. OF CENTRAL FLORIDA
                                      U-HAUL CO. OF EASTERN FLORIDA
                                      U-HAUL CO. OF NORTHERN FLORIDA
                                      U-HAUL CO. OF SOUTHERN FLORIDA

                                      BY: /s/ John A. Lorentz
                                          ----------------------------
                                          John A. Lorentz, President

Verified

By: /s/ Gary V. Klinefelter
    --------------------------------
     Gary V. Klinefelter, Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

         On this 14th day of January, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, know to me to be the President of U-Haul Co. of Florida, a Florida corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                           /s/ [ILLEGIBLE]
                                           --------------------------
                                                 NOTARY  PUBLIC

STATE OF ARIZONA

COUNTY OF MARICOPA

         on this 14th day of January, 1991, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the President of U-Haul Co. of Central Florida, U-Haul Co. of Eastern Florida, U-Haul Co. of Northern Florida and U-Haul Co. of Southern Florida, all Florida corporations, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                            /s/ [ILLEGIBLE]
                                            -------------------------
                                                  NOTARY PUBLIC

(NOTARY SEAL)

                              ARTICLES OF AMENDMENT

                                       OF

                            ARTICLES OF INCORPORATION

                                       OF

                               U-HAUL CO. FLORIDA

STATE OF ARIZONA

COUNTY OF MARICOPA

George R. olds and John A. Lorentz being first duly sworn, upon their oath depose and say:

1. That they are the Secretary and Assistant Secretary respectively of U-HAUL CO. FLORIDA, a Florida corporation.

2. That at a meeting of the Board of Directors of said corporation, duly held at Phoenix, Arizona on May 2, 1994, the following resolution was adopted.

"RESOLVED" that Article I of the Articles of Incorporation of this corporation be amended to read as follows:

         The name of the corporation shall be U-HAUL CO. OF FLORIDA.

3. That the shareholders have adopted said amendment by resolution at a meeting held at Phoenix, Arizona on May 2, 1994. That the wording of the amended article, as set forth in the shareholder's resolution is the same as set forth in the director's resolution in Paragraph 2 above.

4. That the number of shares which voted affirmatively for the adoption of said resolution is 500 and that the total number of shares entitled to vote on or consent to said amendment is 500.

                                           /s/ George R. olds
                                           ------------------------------
                                           George R. olds, Secretary

                                           /s/ John A. Lorentz
                                           ------------------------------
                                           John A. Lorentz, Assistant
                                                            Secretary

STATE OF ARIZONA

COUNTY OF MARICOPA

On this 6th day of MAY, 1994, before me, a Notary Public personally appeared George R. Olds and John A. Lorentz, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                        /s/ Blanche I. Passolt
                                        -----------------------------
                                                NOTARY PUBLIC

(NOTARIAL SEAL)